EXHIBIT 99.6
                                 ------------

               Computational Materials and/or ABS Term Sheets.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


                                 Preliminary Structural and Collateral Term Sheet January 11, 2005
----------------------------------------------------------------------------------------------------------------------------------
-----------
| Goldman |                                    $ 1,146,995,100 (approximate) of Offered Certificates
| Sachs   |                                                CHL Mortgage Pass-Through Trust 2005-4
|         |                                                      CWMBS, Inc. Depositor
|         |                                      Mortgage Pass-Through Certificates, Series 2005-4
|         |
-----------

Description of the Offered Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           Expected        Initial
                                                         Approximate        Expected        Credit          Pass-     Estimated
Certificates   Group          Product Type           Certificate Balance    Ratings      Enhancement       Through    Avg. Life
                                                              (1)           (Mdy/S&P)    Percentage (2)    Rate (3)     (4)
---------------------------------------------------------------------------------------------------------------------------------
    1A1           1           Conforming 1ML            $204,318,000        Aaa/AAA          7.35            L+[ ]      3.67
---------------------------------------------------------------------------------------------------------------------------------
    2A1           2         Conforming MTA/COFI         $250,904,000        Aaa/AAA          7.35           MTA+[ ]     3.64
---------------------------------------------------------------------------------------------------------------------------------
    3A1           3        1ML with Prepay penalty       $93,961,000        Aaa/AAA          7.35            L+[ ]      3.69
---------------------------------------------------------------------------------------------------------------------------------
    4A1           4         1ML without penalty         $189,514,000        Aaa/AAA          7.35            L+[ ]      2.88
---------------------------------------------------------------------------------------------------------------------------------
    5A1           5     MTA/COFI with Prepay penalty    $146,750,000        Aaa/AAA          7.35            L+[ ]      3.63
---------------------------------------------------------------------------------------------------------------------------------
    6A1           6     MTA/COFI without penalty        $202,261,000        Aaa/AAA          7.35            L+[ ]      2.88
---------------------------------------------------------------------------------------------------------------------------------
     AR           1           Conforming 1ML                    $100        Aaa/AAA          7.35             [ ]       0.08
---------------------------------------------------------------------------------------------------------------------------------
      M          All               All                   $24,654,000        Aa2/AA+          5.25            L+[ ]      6.33
---------------------------------------------------------------------------------------------------------------------------------
     B1          All               All                   $19,958,000         A2/AA           3.55            L+[ ]      6.33
---------------------------------------------------------------------------------------------------------------------------------
     B2          All               All                   $14,675,000        Baa2/A-          2.30            L+[ ]      6.33
---------------------------------------------------------------------------------------------------------------------------------
     1X           1           Conforming 1ML                  N/A           Aaa/AAA           N/A             [ ]        N/A
---------------------------------------------------------------------------------------------------------------------------------
     2X           2         Conforming MTA/COFI               N/A           Aaa/AAA           N/A             [ ]        N/A
---------------------------------------------------------------------------------------------------------------------------------
     3X           3        1ML with Prepay penalty            N/A           Aaa/AAA           N/A             [ ]        N/A
---------------------------------------------------------------------------------------------------------------------------------
     4X           4          1ML without penalty              N/A           Aaa/AAA           N/A             [ ]        N/A
---------------------------------------------------------------------------------------------------------------------------------
     5X           5     MTA/COFI with Prepay penalty          N/A           Aaa/AAA           N/A             [ ]        N/A
---------------------------------------------------------------------------------------------------------------------------------
     6X           6       MTA/COFI without penalty            N/A           Aaa/AAA           N/A             [ ]        N/A
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------

                Principal
Certificates     Payment        Pricing Speed
                Window (4)          (yrs)
-------------------------------------------------
    1A1        02/05-08/14          20 CPR
-------------------------------------------------
    2A1        02/05-08/14          20 CPR
-------------------------------------------------
    3A1        02/05-08/14          20 CPR
-------------------------------------------------
    4A1        02/05-09/12          25 CPR
-------------------------------------------------
    5A1        02/05-08/14          20 CPR
-------------------------------------------------
    6A1        02/05-09/12          25 CPR
-------------------------------------------------
     AR        02/05-02/05          20 CPR
-------------------------------------------------
      M        02/05-08/14          20 CPR
-------------------------------------------------
     B1        02/05-08/14          20 CPR
-------------------------------------------------
     B2        02/05-08/14          20 CPR
-------------------------------------------------
     1X            N/A                N/A
-------------------------------------------------
     2X            N/A                N/A
-------------------------------------------------
     3X            N/A                N/A
-------------------------------------------------
     4X            N/A                N/A
-------------------------------------------------
     5X            N/A                N/A
-------------------------------------------------
     6X            N/A                N/A
-------------------------------------------------

     (1) The Certificate Sizes are approximate, based on projected scheduled balances of the Mortgage Loans as of January 1, 2005, and subject to a +/- 5% variance.
     (2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
     (3) The Pass-Through Rate for the Class 1A1, Class 3A1, Class 4A1, Class 5A1, Class 6A1, Class M, Class B1, and Class B2 Certificates will be a floating rate equal to the lesser of the respective Net Rate Cap (the weighted average Net Rate of the respective Group mortgage loans or in the case of the Subordinate Certificates, the net WAC of all loan groups weighted on the basis of the related Group Subordinate Amount) and One-Month LIBOR plus [ ] basis points. The Pass-Through Rate for the Class 2A1 Certificates will be a floating rate equal to the lesser of the Group 2 Net Rate Cap and MTA plus [ ] basis points. The Pass-Through Rate for the Class AR bond will be a per annum rate equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans. The Class 1X, Class 2X, Class 3X, Class 4X, Class 5X, and Class 6X will be IO/PO Certificates and will have a pass-though rate equal to the difference between the Net Rate Cap for the related group and the pass-through rate of the related Senior Certificates. The Class 1A1, Class 2A1, Class 3A1, Class 4A1, Class 5A1, Class 6A1 and the Subordinate Certificates will accrue interest on an Actual/360 basis, while the Class AR and IO/PO Certificates will accrue interest on a 30/360 basis. Due the negative amortization feature of the mortgage to subject to adjusted Net Rate Caps and increases in balance. Also, after the loans, all Certificates are distribution on which the Clean-up Call is first exercisable, the margin on the Class 1A1, Class 3A1, Class 4A1,
          Class 5A1, Class 6A1Certificates will double, and the margin on the Class M, Class B1 and Class B2 Certificates will increase to 1.5 times its initial amount. (4) Average Life and Payment Windows are calculated based upon the relevant pricing speed to the clean-up call.

Preliminary Collateral Description (1)
----------------------------------------------------------------------------------------------------------------------------
                                                                                         Group 3 - 1mo      Group 4 - 1mo
                 Group                                Group 1 - CB      Group 2 - CB      LIBOR Prepay     LIBOR No Prepay
                                                         LIBOR            MTA/COFI          Penalty            Penalty
----------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                           $225,027,332      $276,335,654     $103,484,869       $208,722,316
----------------------------------------------------------------------------------------------------------------------------
Average Loan Balance                                    $205,692          $206,993         $502,354            $543,548
----------------------------------------------------------------------------------------------------------------------------
Number of Loans                                          1,094             1,335              206                384
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Months to Roll                            1                 1                 1                  1
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Term to Maturity                         359               359               359                359
----------------------------------------------------------------------------------------------------------------------------
Gross WAC                                                2.810%            2.966%           2.668%             2.879%
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate before Reset               0.395%            0.392%           0.380%             0.379%
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate after Reset                0.395%            0.392%           0.380%             0.379%
----------------------------------------------------------------------------------------------------------------------------
Net WAC                                                  2.415%            2.574%           2.288%             2.500%
----------------------------------------------------------------------------------------------------------------------------
Minimum Coupon                                             1%                1%               1%                 1%
----------------------------------------------------------------------------------------------------------------------------
Maximum Coupon                                             6%              6.13%             5.13%             5.13%
----------------------------------------------------------------------------------------------------------------------------
Maximum Rate                                             9.959%            9.951%           9.943%             9.956%
----------------------------------------------------------------------------------------------------------------------------
Gross Margin                                             2.570%            2.896%           2.650%             2.369%
----------------------------------------------------------------------------------------------------------------------------
Net Margin                                               2.175%            2.504%           2.270%             1.990%
----------------------------------------------------------------------------------------------------------------------------
One-Month LIBOR Indexed Percent                           100%               0%              100%               100%
----------------------------------------------------------------------------------------------------------------------------
One-Month MTA Indexed Percent                              0%               92%               0%                 0%
----------------------------------------------------------------------------------------------------------------------------
One-Month COFI Indexed Percent                             0%                8%               0%                 0%
----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Percent                                44%               60%              100%                0%
----------------------------------------------------------------------------------------------------------------------------
Weighted Average FICO                                     710               709               706               707
----------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance Percent                                37%               47%               41%               31%
----------------------------------------------------------------------------------------------------------------------------
California Percent                                        37%               42%               63%               65%
----------------------------------------------------------------------------------------------------------------------------
Primary Residence Percent                                 70%               80%               92%               86%
----------------------------------------------------------------------------------------------------------------------------
Single Family and PUD Percent                             77%               83%               93%               89%
----------------------------------------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                          0.94%             0.64%             1.69%             1.75%
----------------------------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                         $594,300          $479,200        $1,609,227       $1,820,000
----------------------------------------------------------------------------------------------------------------------------
Weighted Average Current Loan-to-Value Ratio              75%               74%               74%               73%
----------------------------------------------------------------------------------------------------------------------------
MaxMaturity Date                                        1/1/2035          1/1/2035         1/1/2035         1/1/2035
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                    Group 5 -         Group 6 -
                 Group                            MTA/COFI Prepay     MTA/COFI No          Total
                                                    Penalty         Prepay Penalty
-------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                      $161,624,130        $222,762,119      $1,197,956,419
-------------------------------------------------------------------------------------------------------
Average Loan Balance                               $514,727            $555,517           $320,824
-------------------------------------------------------------------------------------------------------
Number of Loans                                      314                 401               3,734
-------------------------------------------------------------------------------------------------------
Weighted Average Months to Roll                       1                   1                  1
-------------------------------------------------------------------------------------------------------
Weighted Average Term to Maturity                    359                 359                359
-------------------------------------------------------------------------------------------------------
Gross WAC                                          3.234%              2.524%             2.850%
-------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate before Reset         0.378%              0.376%             0.384%
-------------------------------------------------------------------------------------------------------
Weighted Average Expense Rate after Reset          0.378%              0.376%             0.384%
-------------------------------------------------------------------------------------------------------
Net WAC                                            2.856%              2.149%             2.465%
-------------------------------------------------------------------------------------------------------
Minimum Coupon                                       1%                  1%                 1%
-------------------------------------------------------------------------------------------------------
Maximum Coupon                                     5.38%               4.88%              6.13%
-------------------------------------------------------------------------------------------------------
Maximum Rate                                       9.951%              9.952%             9.953%
-------------------------------------------------------------------------------------------------------
Gross Margin                                       2.915%              2.647%             2.678%
-------------------------------------------------------------------------------------------------------
Net Margin                                         2.537%              2.271%             2.294%
-------------------------------------------------------------------------------------------------------
One-Month LIBOR Indexed Percent                      0%                  0%                 45%
-------------------------------------------------------------------------------------------------------
One-Month MTA Indexed Percent                       93%                 93%                 51%
-------------------------------------------------------------------------------------------------------
One-Month COFI Indexed Percent                       7%                  7%                 4%
-------------------------------------------------------------------------------------------------------
Prepayment Penalty Percent                          100%                 0%                 44%
-------------------------------------------------------------------------------------------------------
Weighted Average FICO                               703                 712                 708
-------------------------------------------------------------------------------------------------------
Cash Out Refinance Percent                          47%                 34%                 40%
-------------------------------------------------------------------------------------------------------
California Percent                                  74%                 77%                 58%
-------------------------------------------------------------------------------------------------------
Primary Residence Percent                           95%                 92%                 84%
-------------------------------------------------------------------------------------------------------
Single Family and PUD Percent                       91%                 93%                 87%
-------------------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                    1.29%               1.23%              0.52%
-------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                $2,000,000          $1,848,740         $2,000,000
-------------------------------------------------------------------------------------------------------
Weighted Average Current Loan-to-Value Ratio        72%                 73%                73%
-------------------------------------------------------------------------------------------------------
MaxMaturity Date                                 /1/2035            1/1/2035           1/1/2035
-------------------------------------------------------------------------------------------------------

     (1)  Using December 1, 2004 actual balances.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


        Preliminary Structural and Collateral Term Sheet      January 11, 2005
------------------------------------------------------------------------------


Time Table

Cut-Off Date:                        January 1, 2005

Collateral Statistical Calc. Date:   December 1, 2004

Settlement Date:                     January 28, 2005

Distribution Date:                   25th of each month or the next business day

First Distribution Date:             February 25, 2005

Features of the Transaction

  o Offering consists of certificates totaling approximately $1,146,995,100 of which $1,087,708,100 is expected to be rated Aaa/AAA by Moody's and S&P. $24,654,000 is expected to be rated Aa2/AA+, $19,958,000 is expected to be rated A2/AA, and $14,675,000 is expected to be rated Baa2/A-.

  o The expected amount of credit support for the Class 1A1, AR, 2A1, 3A1, 4A1, 5A1 and 6A1 Certificates is approximately 7.35% (+/- 0.50%).

  o All collateral consists of 1-Month LIBOR, MTA or 11th District Cost of Funds Index ("COFI") negatively amortizing adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one-to four-family residential properties and originated by Countrywide Home Loans, Inc.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class M (the "Mezzanine Certificate"), the Class B1 and Class B2 Certificates (the "Senior Subordinate Certificates") and the Class B3, Class B4 and Class B5 Certificates (the "Junior Subordinate Certificates", and together with the Mezzanine and Senior Subordinate Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class AR, the Class 2A1, the Class 3A1, the Class 4A1, the Class 5A1, and the Class 6A1 (collectively with the Class 1X, Class 2X, Class 3X, Class 4X, Class 5X, and Class 6X, the "Senior Certificates"). The senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Priority of Distributions
     1. Payment of interest pro-rata to the classes of senior certificates relating to each respective loan group, provided, however, that any distribution of interest to which the Class 1X, Class 2X, Class 3X, Class 4X, Class 5X and Class 6X Certificates are otherwise entitled (after allocation of Net Deferred Interest, as defined below) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.
     2. Payment of principal to the classes of senior certificates relating to each loan group then entitled to receive distributions of principal.
     3. Payment of interest and then principal to each class of subordinated certificates, in the order of their seniority, beginning with the Class M, Class B1, Class B2, etc, provided, however, that any distribution of interest to which the Class BX Certificates are otherwise entitled (after allocation of Net Deferred Interest) will first be deposited into the Carryover Shortfall Reserve Fund and will not be distributed except as described below.

From amounts on deposit in the Carryover Shortfall Reserve Fund
     1. Interest to the Class 1A1, Class 2A1, Class 3A1, Class 4A1, Class 5A1, and Class 6A1 Certificates from amounts received from the respective IO/PO Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.
     2. Interest to the Class M, Class B1, Class B2, Class B3, Class B4, and Class B5 Certificates from amounts received from the Class BX Certificate, based upon the amount of any carryover shortfall amounts with respect to such classes of certificates remaining unpaid.
     3. To the Class 1X, Class 2X, Class 3X, Class 4X, Class 5X, Class 6X, and Class BX Certificates, amounts remaining on deposit in the carryover shortfall reserve fund otherwise distributable to such class.

In addition, in limited circumstances principal and interest collections received on a loan group may be used to make principal and interest distributions to senior certificates relating to other loan groups (i) to compensate for disproportionate realized losses in a loan group or (ii) after the senior certificates from a loan group have been retired.

Negative Amortization
Since the mortgage loans are subject to negative amortization, the Class 1A1, Class AR, Class 2A1, Class 3A1, Class 4A1, Class 5A1, Class 6A1, the Subordinate Certificates, and the IO/PO Certificates are subject to increases in their principal balances. However, the amount of negative amortization that occurs in each period with respect to each mortgage loan group will be offset by principal prepayments on such related mortgage loan group. Any negative amortization that is not offset by principal prepayments ("Net Deferred Interest") will be allocated to the related Certificates based on the excess of (i) interest that accrued on such Certificates at its respective pass-through rate, over (ii)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


        Preliminary Structural and Collateral Term Sheet      January 11, 2005
------------------------------------------------------------------------------
interest that accrued on such Certificates at its related Adjusted Rate Cap (the Net Rate Cap adjusted for negative amortization), except in the case of the IO/PO Certificates. Net Deferred Interest not allocated as described above will be allocated to the IO/PO Certificates. Principal prepayments in excess of the negative amortization are "Net Prepayments".

Allocation of Realized Losses
Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates and the Class M Certificate in reverse order of seniority, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates and the Class M Certificate have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

Shifting Interest
Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or if the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all Net Prepayments on the mortgage loans until the 10th anniversary of the closing date (i.e., the distribution date in January 2015). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of Net Prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

           ---------------------------------------------------------

                      Distribution Date             Percentage

           ---------------------------------------------------------
               February 2005 - January 2015              0%
               February 2015 - January 2016             30%
               February 2016 - January 2017             40%
               February 2017 - January 2018             60%
               February 2018 - January 2019             80%
                 February 2019 and after               100%
           ---------------------------------------------------------

If before the Distribution Date in February 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of Net Prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in February 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the Net Prepayments, subject to certain loss and delinquency criteria.

Key Terms

Issuer:                            CHL Mortgage Loan Trust 2005-4

Seller:                            GS Mortgage Securities Corp.

Depositor:                         CWMBS, Inc.

Master-Servicer:                   Countrywide Home Loans Servicing LP.

Trustee:                           The Bank of New York

Rating Agencies:                   Moody's Investors Service and Standard & Poor's

Type of Issuance:                  Public for all the Offered Certificates

Servicer Advancing:                The Master Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:             On each distribution date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement up to one-half of its aggregate servicing fee for that distribution date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


        Preliminary Structural and Collateral Term Sheet      January 11, 2005
------------------------------------------------------------------------------

Interest Accrual:                  The interest accrual period with respect to all Certificates other than the
                                   IO/PO Certificates and Class AR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that
                                   Distribution Date occurs (or the closing date, in the case of the first
                                   Distribution Date) and ending on the day preceding that Distribution Date
                                   (on an Actual/360 basis). The interest accrual period for the IO/PO
                                   Certificates and Class AR Certificates will be the calendar month preceding the month of the Distribution Date (on a 30/360 basis).

Collateral Description:            As of December 1, 2004, the aggregate principal balance of the mortgage loans described herein is expected to be approximately $1.198 billion. The mortgage loans are indexed to 1-Month LIBOR, MTA or 11th District Cost of
                                   Funds Index ("COFI") with monthly coupon adjustments that allow for negative amortization whereby interest payments may be deferred and added to the principal balance thereof. For these loans, the monthly payment amount is subject to adjustment annually on a date specified in the mortgage note, subject to the conditions that (i) the amount of the monthly payment will not increase by an amount that is more than 7.50% of the monthly payment prior to the adjustment, (ii) as of the fifth anniversary of the first payment adjustment date and on every fifth year thereafter and on the last payment adjustment date before maturity, the monthly payment will be recast without regard to the limitation in clause (i) above and
                                   (iii) if the unpaid principal balance exceeds a percentage (115%, except in
                                   New York which is 110%) of the original principal balance due to deferred interest, the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the mortgage loan over its remaining term to maturity.

Group 1 Mortgage Loans:            The Group 1 first lien Mortgage Loans consist of 100% Conventional
                                   Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Month LIBOR with monthly coupon adjustments that allow for negative amortization. 98.9% of the mortgage loans have a NegAm limit of 115% of the original loan balance and
                                   1.1% of the loans have a NegAm limit of 110%. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 9.95%.

Group 2 Mortgage Loans:            The Group 2 first lien Mortgage Loans consist of 91.6% MTA and 8.4% 1-Month
                                   COFI Conventional Conforming Balance loans secured by one-to-four family residential properties. The mortgage loans are indexed to MTA and 1-month
                                   COFI with monthly coupon adjustments that allow for negative amortization.
                                   99.1% of the mortgage loans have a NegAm limit of 115% of the original loan balance and 0.9% of the loans have a NegAm limit of 110%. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 9.95%.

Group 3 Mortgage Loans:            The Group 3 first lien Mortgage Loans consist of 100% 1-Month LIBOR loans with prepayment penalties secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Month LIBOR with monthly coupon adjustments that allow for negative amortization. 100% of the mortgage loans have a NegAm limit of 115% of the original loan balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 9.95%.

Group 4 Mortgage Loans:            The Group 4 first lien Mortgage Loans consist of 100% 1-Month LIBOR loans without prepayment penalty secured by one-to-four family residential properties. The mortgage loans are indexed to 1-Month LIBOR with monthly coupon adjustments that allow for negative amortization. 99.0% of the mortgage loans have a NegAm limit of 115% of the original loan balance and
                                   1.0% of the loans have a NegAm limit of 110%. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 9.95%.

Group 5 Mortgage Loans:            The Group 5 first lien Mortgage Loans consist of 93.4% MTA and 6.6% 1-Month
                                   COFI loans with prepayment penalty secured by one-to-four family residential properties. The mortgage loans are indexed to MTA and 1-Month
                                   COFI with monthly coupon adjustments that allow for negative amortization.
                                   100% of the mortgage loans have a NegAm limit of 115% of the original loan balance. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 9.95%.

Group 6 Mortgage Loans:            The Group 6 first lien Mortgage Loans consist of 92.6% MTA and 7.4% 1-Month
                                   COFI loans without prepayment penalty secured by one-to-four family residential properties. The mortgage loans are indexed to MTA and 1-Month
                                   COFI with monthly coupon adjustments that allow for negative amortization.
                                   98.9% of the mortgage loans have a NegAm limit of 115% of the original loan balance and 1.1% of the loans have a NegAm limit of 110%. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 9.95%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.


        Preliminary Structural and Collateral Term Sheet      January 11, 2005
------------------------------------------------------------------------------

Expense Rate:                      The "Expense Rate" is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average
                                   Expense Rate before the reset date will be equal to approximately 0.39%,
                                   0.39%, 0.38%, 0.38%, 0.38%, and 0.38% for the Group 1, Group 2, Group 3,
                                   Group 4, Group 5, and Group 6 Mortgage Loans respectively.

Expected Subordination:            7.35% for the 1A1, AR, 2A1, 3A1, 4A1, 5A1, and 6A1 Certificates

Other Certificates:                The following Classes of "Other Certificates" will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered publicly:

                                   --------------------------------------------------------------------------------
                                       Certificate       Approximate Certificate Size         Pass-Through Rate

                                           B3                    $15,849,000                         L+[ ]

                                           B4                     $6,457,000                         L+[ ]

                                           B5                     $4,696,190                         L+[ ]

                                           BX                         N/A                             [ ]
                                   --------------------------------------------------------------------------------

Clean Up Call:                     10% of the Cut-off Date principal balance of the Mortgage Loans

Tax Treatment:                     It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:                 The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:                 The Senior and Class M and Class B1 Certificates are expected to constitute
                                   "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:              $25,000 for the Senior Certificates

Delivery:                          Senior Certificates, Mezzanine Certificates and Senior Subordinate Certificates - DTC




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.              CWHL 2005 - 4                     All records
                          Cut-off - December 1, 2004
==============================================================================

-----------------------------------------------------------
Stats
-----------------------------------------------------------
Count:  3,734
Current Balance:  $1,197,956,419
Average Current Balance:  $320,824
Gross Weighted Average Coupon:  2.850%
Net Weighted Average Coupon:  2.465%
Weighted Average Expense Rate:  0.384%
Weighted Average Expense Rate - after Reset:  0.384%
Original Term:  360
Remaining Term:  359.16
Age:  0.84
Original Loan-to-Value Ratio:  73.44%
Margin:  2.678%
Net Margin:  2.294%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.743%
Maximum Interest Rate:  9.953%
Months to Next Roll:  1.14
FICO Score:  708
Max Zip Code Percentage:  0.525%
Debt-to-Income Ratio:  35.390%
-----------------------------------------------------------

-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                           2,444     $504,323,027     42.1%
Jumbo                                1,290      693,633,391      57.9
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
Lower than $50,000.00                   10         $429,231      0.0%
$50,000.01 to $200,000.00            1,192      170,412,135      14.2
$200,000.01 to $350,000.00           1,310      354,140,610      29.6
$350,000.01 to $500,000.00             694      290,903,079      24.3
$500,000.01 to $650,000.00             318      182,715,516      15.3
$650,000.01 to $800,000.00              82       59,499,043       5.0
$800,000.01 to $950,000.00              50       44,023,063       3.7
$950,000.01 to $1,100,000.00            38       38,182,925       3.2
$1,100,000.01 to $1,250,000.00           9       10,655,161       0.9
$1,250,000.01 to $1,400,000.00          12       15,804,250       1.3
$1,400,000.01 to $1,550,000.00           9       13,212,919       1.1
$1,550,000.01 to $1,700,000.00           2        3,234,227       0.3
$1,700,000.01 to $1,850,000.00           6       10,888,740       0.9
$1,850,000.01 to $2,000,000.00           2        3,855,518       0.3
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                     1,100     $381,890,940     31.9%
1.250% to 1.499%                       403      106,276,051       8.9
1.500% to 1.749%                        43        8,415,369       0.7
1.750% to 1.999%                       256       81,449,059       6.8
2.000% to 2.249%                       106       31,979,028       2.7
2.250% to 2.499%                         6        1,341,933       0.1
2.500% to 2.749%                        12        2,611,880       0.2
2.750% to 2.999%                        14        4,600,842       0.4
3.000% to 3.249%                        15        3,090,148       0.3
3.250% to 3.499%                        10        1,857,669       0.2
3.500% to 3.749%                         2          562,484       0.0
3.750% to 3.999%                        25        6,369,362       0.5
4.000% to 4.249%                        79       31,508,968       2.6
4.250% to 4.499%                       357      133,726,418      11.2
4.500% to 4.749%                       669      219,938,012      18.4
4.750% to 4.999%                       477      141,877,828      11.8
5.000% to 5.249%                       109       27,122,591       2.3
5.250% to 5.499%                        29        9,003,800       0.8
5.500% to 5.749%                         4          996,737       0.1
5.750% to 5.999%                        12        2,183,602       0.2
6.000% to 6.249%                         6        1,153,697       0.1
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                    1,615     $516,521,153     43.1%
1                                    1,227      391,466,962      32.7
2                                      795      256,343,871      21.4
3                                       87       30,128,705       2.5
4                                        6        2,165,495       0.2
5                                        2          505,045       0.0
7                                        2          825,188       0.1
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                      195      $54,586,936      4.6%
50.001% to 60.000%                     208       84,249,611       7.0
60.001% to 70.000%                     579      197,786,831      16.5
70.001% to 75.000%                     537      192,947,802      16.1
75.001% to 80.000%                   2,041      631,971,316      52.8
80.001% to 85.000%                       9        2,053,517       0.2
85.001% to 90.000%                      73       17,371,785       1.5
90.001% to 95.000%                      92       16,988,621       1.4
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
600 to 619                              12       $3,529,077      0.3%
620 to 639                             178       51,161,570       4.3
640 to 679                             867      284,581,908      23.8
680 to 699                             653      213,642,807      17.8
700 to 719                             570      183,677,012      15.3
720 to 759                             869      281,759,570      23.5
760 to 799                             543      168,158,039      14.0
800 to 819                              40       11,008,195       0.9
820 to 839                               2          438,242       0.0
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419     100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4                     All records
                          Cut-off - December 1, 2004
==============================================================================

-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AK                                       5       $1,380,197      0.1%
AL                                       5          964,529       0.1
AR                                       3          256,189       0.0
AZ                                      95       21,285,169       1.8
CA                                   1,715      689,685,813      57.6
CO                                     171       39,442,764       3.3
CT                                      32       11,006,157       0.9
DC                                       2          383,600       0.0
DE                                       4        2,343,007       0.2
FL                                     443      109,047,870       9.1
GA                                      24        4,529,314       0.4
HI                                      17        7,043,895       0.6
IA                                       1          170,725       0.0
ID                                      29        4,620,855       0.4
IL                                      75       22,147,950       1.8
IN                                      19        3,231,004       0.3
KS                                       6          786,880       0.1
KY                                      12        1,961,209       0.2
LA                                       6          735,238       0.1
MA                                      51       19,694,079       1.6
MD                                      49       15,647,045       1.3
MI                                      38        8,272,005       0.7
MN                                      46       11,329,800       0.9
MO                                      22        4,069,328       0.3
MS                                       1           69,300       0.0
MT                                       4          869,270       0.1
NC                                      39       11,001,164       0.9
ND                                       3          304,100       0.0
NH                                       8        2,195,399       0.2
NJ                                      68       20,620,985       1.7
NM                                       4          540,800       0.0
NV                                     204       55,891,842       4.7
NY                                      32        9,504,287       0.8
OH                                      27        5,421,747       0.5
OK                                      11        1,659,004       0.1
OR                                      52       11,181,895       0.9
PA                                      43        7,259,547       0.6
RI                                       4          817,970       0.1
SC                                      14        4,161,090       0.3
SD                                       3          456,718       0.0
TN                                      28        6,381,411       0.5
TX                                      42        7,481,686       0.6
UT                                      72       13,666,568       1.1
VA                                      65       23,093,745       1.9
WA                                     105       30,525,624       2.5
WI                                      31        4,279,022       0.4
WV                                       3          309,022       0.0
WY                                       1          229,600       0.0
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
110%                                    32       $9,504,287      0.8%
115%                                 3,702    1,188,452,131      99.2
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
COFI 1mo                               163      $50,315,582      4.2%
LIBOR 1mo                            1,684      537,234,516      44.8
MTA                                  1,887      610,406,320      51.0
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
1.251% to 1.500%                         4         $752,184      0.1%
1.501% to 1.750%                         3          782,983       0.1
1.751% to 2.000%                        23        7,668,008       0.6
2.001% to 2.250%                       140       51,892,212       4.3
2.251% to 2.500%                       861      314,583,427      26.3
2.501% to 2.750%                     1,258      422,340,069      35.3
2.751% to 3.000%                       832      238,909,896      19.9
3.001% to 3.250%                       402      111,239,799       9.3
3.251% to 3.500%                       144       36,263,446       3.0
3.501% to 3.750%                        35        7,655,289       0.6
3.751% to 4.000%                        22        4,093,814       0.3
4.001% to 4.250%                         8        1,317,665       0.1
4.251% to 4.500%                         2          457,628       0.0
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
7.000% to 7.499%                         1          $89,395      0.0%
8.000% to 8.499%                         2          763,923       0.1
9.500% to 9.999%                     3,707    1,190,020,698      99.3
10.000% to 10.499%                      17        4,521,611       0.4
10.500% to 10.999%                       4        1,764,846       0.1
11.000% to 11.499%                       1          386,100       0.0
11.500% to 11.999%                       1          152,769       0.0
12.000% to 12.499%                       1          257,078       0.0
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                    3,349   $1,085,221,675     90.6%
2                                      225       62,050,898       5.2
3                                      147       47,236,327       3.9
4                                       13        3,447,518       0.3
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                        2,325     $754,792,261     63.0%
Planned Unit Development               822      283,837,298      23.7
Condominium                            439      114,049,639       9.5
2-4 Family                             148       45,277,221       3.8
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                              2,955   $1,010,674,374     84.4%
Investment                             631      143,083,613      11.9
Second                                 148       44,198,431       3.7
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Purchase                             1,450     $502,054,522     41.9%
Cash/Out Refi                        1,510      473,350,580      39.5
Rate/Term Refi                         774      222,551,317      18.6
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                412     $104,961,715      8.8%
Full Doc                               918      249,806,198      20.9
NINA                                     2          387,500       0.0
Reduced Doc                          2,402      842,801,005      70.4
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
N                                    1,921     $667,135,673     55.7%
Y                                    1,813      530,820,745      44.3
-----------------------------------------------------------------------
Total:                               3,734   $1,197,956,419    100.0%
-----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4             Group 1 - CB LIBOR
                          Cut-off - December 1, 2004
==============================================================================


------------------------------------------------------------
Stats
------------------------------------------------------------
Count:  1,094
Current Balance:  $225,027,332
Average Current Balance:  $205,692
Gross Weighted Average Coupon:  2.810%
Net Weighted Average Coupon:  2.415%
Weighted Average Expense Rate:  0.395%
Weighted Average Expense Rate - after Reset:  0.395%
Original Term:  360
Remaining Term:  359.22
Age:  0.78
Original Loan-to-Value Ratio:  74.63%
Margin:  2.570%
Net Margin:  2.175%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.605%
Maximum Interest Rate:  9.959%
Months to Next Roll:  1.27
FICO Score:  710
Max Zip Code Percentage:  0.939%
Debt-to-Income Ratio:  34.907%
------------------------------------------------------------


-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                           1,094     $225,027,332    100.0%
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
Lower than $50,000.00                    6         $269,699      0.1%
$50,000.01 to $200,000.00              537       76,046,241      33.8
$200,000.01 to $350,000.00             533      140,690,455      62.5
$350,000.01 to $500,000.00              15        6,317,462       2.8
$500,000.01 to $650,000.00               3        1,703,474       0.8
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                       267      $58,096,894     25.8%
1.250% to 1.499%                       126       24,971,005      11.1
1.500% to 1.749%                        25        3,916,210       1.7
1.750% to 1.999%                       127       25,466,507      11.3
2.000% to 2.249%                        63       11,622,139       5.2
2.250% to 2.499%                         3          786,600       0.3
2.500% to 2.749%                         7        1,208,500       0.5
2.750% to 2.999%                         5          741,632       0.3
3.000% to 3.249%                         2          370,500       0.2
3.250% to 3.499%                         9        1,686,944       0.7
3.750% to 3.999%                         9        1,633,874       0.7
4.000% to 4.249%                        11        2,231,725       1.0
4.250% to 4.499%                        37        7,537,551       3.3
4.500% to 4.749%                       165       35,471,954      15.8
4.750% to 4.999%                       179       38,204,787      17.0
5.000% to 5.249%                        31        5,713,724       2.5
5.250% to 5.499%                        17        3,412,535       1.5
5.500% to 5.749%                         1          260,811       0.1
5.750% to 5.999%                         7        1,275,305       0.6
6.000% to 6.249%                         3          418,135       0.2
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                      524     $106,972,081     47.5%
1                                      320       64,584,190      28.7
2                                      236       50,562,312      22.5
3                                       14        2,908,749       1.3
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                       62       $9,593,638      4.3%
50.001% to 60.000%                      45        9,495,046       4.2
60.001% to 70.000%                     180       36,374,812      16.2
70.001% to 75.000%                     150       32,995,780      14.7
75.001% to 80.000%                     584      122,907,714      54.6
80.001% to 85.000%                       4          751,835       0.3
85.001% to 90.000%                      29        6,163,544       2.7
90.001% to 95.000%                      40        6,744,964       3.0
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
620 to 639                              57      $12,026,302      5.3%
640 to 679                             237       48,350,119      21.5
680 to 699                             204       42,043,548      18.7
700 to 719                             166       33,179,947      14.7
720 to 759                             243       51,510,726      22.9
760 to 799                             170       34,479,575      15.3
800 to 819                              16        3,368,864       1.5
820 to 839                               1           68,250       0.0
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4             Group 1 - CB LIBOR
                          Cut-off - December 1, 2004
==============================================================================


-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AK                                       3         $732,706      0.3%
AL                                       4          693,903       0.3
AR                                       2          192,189       0.1
AZ                                      35        6,156,928       2.7
CA                                     334       83,408,323      37.1
CO                                      81       15,378,630       6.8
CT                                       9        1,963,602       0.9
DC                                       2          383,600       0.2
FL                                     128       21,892,888       9.7
GA                                       4          772,658       0.3
HI                                       6        1,981,112       0.9
ID                                      16        2,128,253       0.9
IL                                      30        6,489,144       2.9
IN                                       7        1,007,494       0.4
KS                                       1          229,533       0.1
KY                                      10        1,563,847       0.7
LA                                       4          430,238       0.2
MA                                      19        5,305,369       2.4
MD                                      18        3,766,520       1.7
MI                                      14        2,445,669       1.1
MN                                      16        3,293,870       1.5
MO                                      12        1,768,405       0.8
MS                                       1           69,300       0.0
MT                                       1          137,272       0.1
NC                                      17        2,581,691       1.1
ND                                       3          304,100       0.1
NH                                       4        1,016,322       0.5
NJ                                      29        6,688,147       3.0
NM                                       1          206,400       0.1
NV                                      72       15,672,097       7.0
NY                                      12        2,373,270       1.1
OH                                      14        1,922,116       0.9
OK                                      10        1,581,349       0.7
OR                                      20        3,617,441       1.6
PA                                      11        1,976,729       0.9
RI                                       3          625,970       0.3
SC                                       4          851,284       0.4
SD                                       1           34,318       0.0
TN                                      12        1,695,703       0.8
TX                                      18        3,089,824       1.4
UT                                      22        3,470,509       1.5
VA                                      25        5,677,466       2.5
WA                                      36        7,069,559       3.1
WI                                      20        2,072,562       0.9
WV                                       3          309,022       0.1
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
110%                                    12       $2,373,270      1.1%
115%                                 1,082      222,654,062      98.9
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
LIBOR 1mo                            1,094     $225,027,332    100.0%
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
1.251% to 1.500%                         4         $752,184      0.3%
1.751% to 2.000%                        12        2,585,770       1.1
2.001% to 2.250%                        69       14,196,196       6.3
2.251% to 2.500%                       413       87,777,518      39.0
2.501% to 2.750%                       399       83,042,852      36.9
2.751% to 3.000%                       117       21,840,960       9.7
3.001% to 3.250%                        40        6,985,902       3.1
3.251% to 3.500%                        23        4,869,091       2.2
3.501% to 3.750%                        11        1,915,491       0.9
3.751% to 4.000%                         6        1,061,369       0.5
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
9.500% to 9.999%                     1,081     $222,408,374     98.8%
10.000% to 10.499%                      10        1,776,166       0.8
10.500% to 10.999%                       1          199,614       0.1
11.000% to 11.499%                       1          386,100       0.2
12.000% to 12.499%                       1          257,078       0.1
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                      879     $183,093,697     81.4%
2                                      129       25,359,908      11.3
3                                       79       14,987,476       6.7
4                                        7        1,586,250       0.7
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                          640     $129,892,219     57.7%
Planned Unit Development               207       43,378,675      19.3
Condominium                            179       34,639,100      15.4
2-4 Family                              68       17,117,337       7.6
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                                743     $157,668,045     70.1%
Investment                             302       57,441,051      25.5
Second                                  49        9,918,235       4.4
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Purchase                               438      $93,351,727     41.5%
Cash/Out Refi                          393       83,222,096      37.0
Rate/Term Refi                         263       48,453,509      21.5
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                180      $35,639,463     15.8%
Full Doc                               295       54,999,619      24.4
NINA                                     2          387,500       0.2
Reduced Doc                            617      134,000,749      59.5
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
N                                      604     $124,972,477     55.5%
Y                                      490      100,054,855      44.5
-----------------------------------------------------------------------
Total:                               1,094     $225,027,332    100.0%
-----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4          Group 2 - CB MTA/COFI
                          Cut-off - December 1, 2004
==============================================================================


-----------------------------------------------------------
Stats
-----------------------------------------------------------
Count:  1,335
Current Balance:  $276,335,654
Average Current Balance:  $206,993
Gross Weighted Average Coupon:  2.966%
Net Weighted Average Coupon:  2.574%
Weighted Average Expense Rate:  0.392%
Weighted Average Expense Rate - after Reset:  0.392%
Original Term:  360
Remaining Term:  359.10
Age:  0.90
Original Loan-to-Value Ratio:  73.68%
Margin:  2.896%
Net Margin:  2.504%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.726%
Maximum Interest Rate:  9.951%
Months to Next Roll:  1.07
FICO Score:  709
Max Zip Code Percentage:  0.636%
Debt-to-Income Ratio:  35.317%
-----------------------------------------------------------


-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                           1,335     $276,335,654    100.0%
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
Lower than $50,000.00                    4         $159,531      0.1%
$50,000.01 to $200,000.00              646       92,987,372      33.7
$200,000.01 to $350,000.00             670      177,401,070      64.2
$350,000.01 to $500,000.00              15        5,787,680       2.1
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                       369      $78,772,082     28.5%
1.250% to 1.499%                       187       36,026,983      13.0
1.500% to 1.749%                        14        2,708,279       1.0
1.750% to 1.999%                        44        8,647,986       3.1
2.000% to 2.249%                        27        4,803,000       1.7
2.250% to 2.499%                         3          555,333       0.2
2.500% to 2.749%                         3          626,112       0.2
2.750% to 2.999%                         7        1,717,424       0.6
3.000% to 3.249%                        11        1,954,898       0.7
3.250% to 3.499%                         1          170,725       0.1
3.500% to 3.749%                         1          113,495       0.0
3.750% to 3.999%                         9        1,478,241       0.5
4.000% to 4.249%                        27        5,763,522       2.1
4.250% to 4.499%                       147       32,694,555      11.8
4.500% to 4.749%                       254       51,658,418      18.7
4.750% to 4.999%                       153       32,277,001      11.7
5.000% to 5.249%                        61       12,824,654       4.6
5.250% to 5.499%                         6        1,163,162       0.4
5.500% to 5.749%                         3          735,926       0.3
5.750% to 5.999%                         5          908,297       0.3
6.000% to 6.249%                         3          735,561       0.3
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                      532     $108,528,750     39.3%
1                                      485      100,276,756      36.3
2                                      273       57,456,920      20.8
3                                       39        8,585,136       3.1
4                                        4          983,048       0.4
5                                        2          505,045       0.2
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                       94      $17,282,943      6.3%
50.001% to 60.000%                      80       16,336,936       5.9
60.001% to 70.000%                     212       42,477,478      15.4
70.001% to 75.000%                     166       35,209,691      12.7
75.001% to 80.000%                     699      148,625,425      53.8
80.001% to 85.000%                       4          754,750       0.3
85.001% to 90.000%                      33        7,004,684       2.5
90.001% to 95.000%                      47        8,643,747       3.1
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
620 to 639                              62      $12,902,797      4.7%
640 to 679                             307       66,055,241      23.9
680 to 699                             217       46,795,911      16.9
700 to 719                             212       43,739,407      15.8
720 to 759                             310       60,114,330      21.8
760 to 799                             212       44,330,241      16.0
800 to 819                              15        2,397,728       0.9
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4          Group 2 - CB MTA/COFI
                          Cut-off - December 1, 2004
==============================================================================


-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AK                                       2         $647,491      0.2%
AL                                       1          270,627       0.1
AR                                       1           64,000       0.0
AZ                                      42        7,126,596       2.6
CA                                     473      116,151,493      42.0
CO                                      61       10,717,114       3.9
CT                                      13        3,162,747       1.1
DE                                       2          281,800       0.1
FL                                     229       40,767,618      14.8
GA                                      18        2,788,306       1.0
HI                                       7        2,105,276       0.8
IA                                       1          170,725       0.1
ID                                      10        1,552,524       0.6
IL                                      28        5,651,267       2.0
IN                                      10        1,194,760       0.4
KS                                       5          557,347       0.2
KY                                       2          397,362       0.1
LA                                       2          305,000       0.1
MA                                      21        5,838,438       2.1
MD                                      13        2,317,109       0.8
MI                                      16        2,599,910       0.9
MN                                      25        4,736,967       1.7
MO                                       7          910,945       0.3
MT                                       3          731,998       0.3
NC                                       8        1,428,013       0.5
NH                                       2          288,133       0.1
NJ                                      22        4,851,657       1.8
NM                                       3          334,400       0.1
NV                                      84       18,562,790       6.7
NY                                      11        2,574,244       0.9
OH                                      11        1,696,500       0.6
OK                                       1           77,655       0.0
OR                                      28        5,225,086       1.9
PA                                      31        4,938,818       1.8
RI                                       1          192,000       0.1
SC                                       8        1,593,806       0.6
SD                                       1          280,000       0.1
TN                                       8        1,320,083       0.5
TX                                      21        2,846,180       1.0
UT                                      42        7,174,405       2.6
VA                                       8        1,655,075       0.6
WA                                      43        8,747,341       3.2
WI                                       9        1,272,450       0.5
WY                                       1          229,600       0.1
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
110%                                    11       $2,574,244      0.9%
115%                                 1,324      273,761,410      99.1
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
COFI 1mo                               111      $23,279,071      8.4%
MTA                                  1,224      253,056,583      91.6
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
1.501% to 1.750%                         2         $340,000      0.1%
1.751% to 2.000%                         3          460,495       0.2
2.001% to 2.250%                        10        1,909,802       0.7
2.251% to 2.500%                        62       12,935,144       4.7
2.501% to 2.750%                       378       81,141,230      29.4
2.751% to 3.000%                       477       97,533,294      35.3
3.001% to 3.250%                       258       53,402,929      19.3
3.251% to 3.500%                        98       19,544,373       7.1
3.501% to 3.750%                        21        4,260,651       1.5
3.751% to 4.000%                        16        3,032,445       1.1
4.001% to 4.250%                         8        1,317,665       0.5
4.251% to 4.500%                         2          457,628       0.2
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
7.000% to 7.499%                         1          $89,395      0.0%
9.500% to 9.999%                     1,330      275,619,090      99.7
10.000% to 10.499%                       3          474,400       0.2
11.500% to 11.999%                       1          152,769       0.1
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                    1,264     $262,365,784     94.9%
2                                       45        9,045,140       3.3
3                                       22        4,341,730       1.6
4                                        4          583,000       0.2
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                          840     $173,668,090     62.8%
Planned Unit Development               274       56,850,651      20.6
Condominium                            163       31,695,672      11.5
2-4 Family                              58       14,121,241       5.1
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                              1,034     $220,420,789     79.8%
Investment                             245       45,495,649      16.5
Second                                  56       10,419,216       3.8
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Cash/Out Refi                          610     $130,961,604     47.4%
Purchase                               420       87,703,617      31.7
Rate/Term Refi                         305       57,670,432      20.9
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                135      $25,580,708      9.3%
Full Doc                               412       79,762,561      28.9
Reduced Doc                            788      170,992,385      61.9
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
N                                      532     $110,678,762     40.1%
Y                                      803      165,656,892      59.9
-----------------------------------------------------------------------
Total:                               1,335     $276,335,654    100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.     CWHL 2005 - 4      Group 3 - 1mo LIBOR Prepay Penalty
                 Cut-off - December 1, 2004
==============================================================================


------------------------------------------------------------
Stats
------------------------------------------------------------
Count:  206
Current Balance:  $103,484,869
Average Current Balance:  $502,354
Gross Weighted Average Coupon:  2.668%
Net Weighted Average Coupon:  2.288%
Weighted Average Expense Rate:  0.380%
Weighted Average Expense Rate - after Reset:  0.380%
Original Term:  360
Remaining Term:  359.24
Age:  0.76
Original Loan-to-Value Ratio:  73.88%
Margin:  2.650%
Net Margin:  2.270%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.785%
Maximum Interest Rate:  9.943%
Months to Next Roll:  1.15
FICO Score:  706
Max Zip Code Percentage:  1.694%
Debt-to-Income Ratio:  34.953%
------------------------------------------------------------


-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                               6       $1,405,450      1.4%
Jumbo                                  200      102,079,419      98.6
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
$50,000.01 to $200,000.00                2         $333,951      0.3%
$200,000.01 to $350,000.00              23        7,560,916       7.3
$350,000.01 to $500,000.00             114       47,495,466      45.9
$500,000.01 to $650,000.00              39       22,663,923      21.9
$650,000.01 to $800,000.00              13        9,693,643       9.4
$800,000.01 to $950,000.00               9        7,965,039       7.7
$950,000.01 to $1,100,000.00             2        1,997,216       1.9
$1,250,000.01 to $1,400,000.00           1        1,278,995       1.2
$1,400,000.01 to $1,550,000.00           2        2,886,494       2.8
$1,550,000.01 to $1,700,000.00           1        1,609,227       1.6
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                        92      $44,151,723     42.7%
1.250% to 1.499%                        11        5,419,555       5.2
1.500% to 1.749%                         1          400,000       0.4
1.750% to 1.999%                        15        8,743,953       8.4
2.000% to 2.249%                         1          337,450       0.3
3.000% to 3.249%                         1          365,750       0.4
3.750% to 3.999%                         4        1,936,945       1.9
4.000% to 4.249%                         1          596,380       0.6
4.250% to 4.499%                         6        3,662,895       3.5
4.500% to 4.749%                        10        6,153,918       5.9
4.750% to 4.999%                        58       28,018,961      27.1
5.000% to 5.249%                         6        3,697,340       3.6
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                      113      $54,602,418     52.8%
1                                       37       21,488,583      20.8
2                                       52       25,487,577      24.6
3                                        4        1,906,292       1.8
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                        5       $4,289,434      4.1%
50.001% to 60.000%                      10        5,227,831       5.1
60.001% to 70.000%                      32       20,192,108      19.5
70.001% to 75.000%                      32       16,894,038      16.3
75.001% to 80.000%                     123       55,481,666      53.6
85.001% to 90.000%                       1          360,382       0.3
90.001% to 95.000%                       3        1,039,410       1.0
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
600 to 619                               4       $1,292,731      1.2%
620 to 639                              15        6,062,269       5.9
640 to 679                              44       23,323,465      22.5
680 to 699                              34       16,765,465      16.2
700 to 719                              25       11,493,492      11.1
720 to 759                              61       31,752,645      30.7
760 to 799                              23       12,794,801      12.4
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------

-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AZ                                       3       $1,155,517      1.1%
CA                                     130       64,778,810      62.6
CO                                       7        2,911,956       2.8
CT                                       3        1,572,167       1.5
DE                                       1        1,412,756       1.4
FL                                      25       14,833,805      14.3
ID                                       1          379,135       0.4
NC                                       2        1,065,617       1.0
NV                                      20        9,365,917       9.1
OR                                       1          650,000       0.6
SC                                       1          716,000       0.7
SD                                       1          142,400       0.1
TN                                       2          540,861       0.5
TX                                       1          560,000       0.5
UT                                       1          214,000       0.2
WA                                       7        3,185,926       3.1
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
115%                                   206     $103,484,869    100.0%
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
LIBOR 1mo                              206     $103,484,869    100.0%
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
1.751% to 2.000%                         6       $3,574,184      3.5%
2.001% to 2.250%                         7        4,241,697       4.1
2.251% to 2.500%                        23       11,945,136      11.5
2.501% to 2.750%                       126       61,381,999      59.3
2.751% to 3.000%                        36       18,981,477      18.3
3.001% to 3.250%                         3        1,346,236       1.3
3.251% to 3.500%                         3        1,309,250       1.3
3.501% to 3.750%                         2          704,890       0.7
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
8.000% to 8.499%                         1         $415,270      0.4%
9.500% to 9.999%                       205      103,069,599      99.6
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.     CWHL 2005 - 4      Group 3 - 1mo LIBOR Prepay Penalty
                 Cut-off - December 1, 2004
==============================================================================


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                      185      $92,691,280     89.6%
2                                       13        6,528,199       6.3
3                                        7        3,549,390       3.4
4                                        1          716,000       0.7
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                          130      $65,129,080     62.9%
Planned Unit Development                60       30,809,844      29.8
Condominium                             14        6,417,945       6.2
2-4 Family                               2        1,128,000       1.1
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                                190      $95,659,023     92.4%
Investment                               9        4,005,936       3.9
Second                                   7        3,819,910       3.7
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Purchase                                83      $43,101,140     41.6%
Cash/Out Refi                           88       42,706,039      41.3
Rate/Term Refi                          35       17,677,690      17.1
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                 14       $6,056,786      5.9%
Full Doc                                27       13,419,260      13.0
Reduced Doc                            165       84,008,823      81.2
-----------------------------------------------------------------------7
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
Y                                      206     $103,484,869    100.0%
-----------------------------------------------------------------------
Total:                                 206     $103,484,869    100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.     CWHL 2005 - 4                     Group 4 - 1mo LIBOR
                 Cut-off - December 1, 2004                  No Prepay Penalty
==============================================================================


------------------------------------------------------------
Stats
------------------------------------------------------------
Count:  384
Current Balance:  $208,722,316
Average Current Balance:  $543,548
Gross Weighted Average Coupon:  2.879%
Net Weighted Average Coupon:  2.500%
Weighted Average Expense Rate:  0.379%
Weighted Average Expense Rate - after Reset:  0.379%
Original Term:  360
Remaining Term:  359.23
Age:  0.77
Original Loan-to-Value Ratio:  72.72%
Margin:  2.369%
Net Margin:  1.990%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.753%
Maximum Interest Rate:  9.956%
Months to Next Roll:  1.21
FICO Score:  707
Max Zip Code Percentage:  1.745%
Debt-to-Income Ratio:  35.569%
------------------------------------------------------------


-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                               4         $822,592      0.4%
Jumbo                                  380      207,899,724      99.6
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
$50,000.01 to $200,000.00                2         $312,571      0.1%
$200,000.01 to $350,000.00              27        8,974,440       4.3
$350,000.01 to $500,000.00             184       77,991,536      37.4
$500,000.01 to $650,000.00             103       59,493,660      28.5
$650,000.01 to $800,000.00              32       23,244,014      11.1
$800,000.01 to $950,000.00              10        8,828,257       4.2
$950,000.01 to $1,100,000.00            16       16,032,752       7.7
$1,100,000.01 to $1,250,000.00           3        3,473,300       1.7
$1,250,000.01 to $1,400,000.00           3        4,066,785       1.9
$1,400,000.01 to $1,550,000.00           3        4,485,000       2.1
$1,700,000.01 to $1,850,000.00           1        1,820,000       0.9
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                       109      $62,324,480     29.9%
1.250% to 1.499%                        30       14,040,905       6.7
1.500% to 1.749%                         2          974,880       0.5
1.750% to 1.999%                        42       21,388,546      10.2
2.000% to 2.249%                         7        5,062,190       2.4
2.500% to 2.749%                         1          378,000       0.2
2.750% to 2.999%                         1          341,787       0.2
3.000% to 3.249%                         1          399,000       0.2
4.000% to 4.249%                         5        2,611,775       1.3
4.250% to 4.499%                        23       12,560,839       6.0
4.500% to 4.749%                       144       78,729,601      37.7
4.750% to 4.999%                        16        8,698,856       4.2
5.000% to 5.249%                         3        1,211,456       0.6
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                      170      $94,675,255     45.4%
1                                      131       70,795,319      33.9
2                                       78       40,187,907      19.3
3                                        4        2,530,359       1.2
4                                        1          533,475       0.3
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                       15       $9,124,755      4.4%
50.001% to 60.000%                      27       19,882,162       9.5
60.001% to 70.000%                      50       32,303,065      15.5
70.001% to 75.000%                      64       37,087,229      17.8
75.001% to 80.000%                     220      107,322,907      51.4
85.001% to 90.000%                       7        2,603,198       1.2
90.001% to 95.000%                       1          399,000       0.2
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
600 to 619                               6       $1,683,813      0.8%
620 to 639                              18        9,081,561       4.4
640 to 679                              82       44,093,662      21.1
680 to 699                              70       39,299,513      18.8
700 to 719                              68       38,033,561      18.2
720 to 759                              94       51,663,817      24.8
760 to 799                              44       24,002,638      11.5
800 to 819                               2          863,750       0.4
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AZ                                       5       $1,735,025      0.8%
CA                                     241      134,802,542      64.6
CO                                       9        4,451,373       2.1
CT                                       3        1,499,650       0.7
FL                                      16        7,902,431       3.8
GA                                       2          968,351       0.5
HI                                       1          768,000       0.4
ID                                       1          119,492       0.1
IL                                      12        6,769,005       3.2
MA                                       6        4,596,063       2.2
MD                                       7        4,130,549       2.0
MI                                       4        1,719,594       0.8
MN                                       2          827,274       0.4
MO                                       2          879,978       0.4
NC                                       8        4,048,911       1.9
NH                                       2          890,944       0.4
NJ                                      12        6,895,563       3.3
NV                                      10        4,504,277       2.2
NY                                       4        2,186,860       1.0
OH                                       2        1,803,132       0.9
OR                                       2        1,338,207       0.6
TN                                       2        1,132,039       0.5
UT                                       1          488,200       0.2
VA                                      22       10,734,234       5.1
WA                                       7        3,099,614       1.5
WI                                       1          431,010       0.2
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
110%                                     4       $2,186,860      1.0%
115%                                   380      206,535,456      99.0
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
LIBOR 1mo                              384     $208,722,316    100.0%
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
1.751% to 2.000%                         1         $598,570      0.3%
2.001% to 2.250%                        43       24,515,303      11.7
2.251% to 2.500%                       301      164,136,535      78.6
2.501% to 2.750%                        30       15,194,584       7.3
2.751% to 3.000%                         8        3,878,323       1.9
3.251% to 3.500%                         1          399,000       0.2
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.     CWHL 2005 - 4                     Group 4 - 1mo LIBOR
                 Cut-off - December 1, 2004                  No Prepay Penalty
==============================================================================


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
9.500% to 9.999%                       381     $206,608,227     99.0%
10.000% to 10.499%                       2        1,295,045       0.6
10.500% to 10.999%                       1          819,044       0.4
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                      333     $179,864,977     86.2%
2                                       26       14,506,348       7.0
3                                       25       14,350,990       6.9
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                          244     $131,024,888     62.8%
Planned Unit Development                97       53,904,299      25.8
Condominium                             31       15,486,518       7.4
2-4 Family                              12        8,306,611       4.0
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                                327     $179,230,780     85.9%
Investment                              41       21,070,353      10.1
Second                                  16        8,421,183       4.0
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Purchase                               198     $106,064,285     50.8%
Cash/Out Refi                          125       65,682,627      31.5
Rate/Term Refi                          61       36,975,404      17.7
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                 41      $17,866,651      8.6%
Full Doc                                57       33,130,851      15.9
Reduced Doc                            286      157,724,813      75.6
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
N                                      384     $208,722,316    100.0%
-----------------------------------------------------------------------
Total:                                 384     $208,722,316    100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4          Group 5 - CB MTA/COFI
                          Cut-off - December 1, 2004            Prepay Penalty
==============================================================================


-------------------------------------------------------------
Stats
-------------------------------------------------------------
Count:  314
Current Balance:  $161,624,130
Average Current Balance:  $514,727
Gross Weighted Average Coupon:  3.234%
Net Weighted Average Coupon:  2.856%
Weighted Average Expense Rate:  0.378%
Weighted Average Expense Rate - after Reset:  0.378%
Original Term:  360
Remaining Term:  358.94
Age:  1.06
Original Loan-to-Value Ratio:  72.46%
Margin:  2.915%
Net Margin:  2.537%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.828%
Maximum Interest Rate:  9.951%
Months to Next Roll:  1.03
FICO Score:  703
Max Zip Code Percentage:  1.293%
Debt-to-Income Ratio:  35.795%
-------------------------------------------------------------


-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                               4         $590,500      0.4%
Jumbo                                  310      161,033,630      99.6
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
$50,000.01 to $200,000.00                4         $590,500      0.4%
$200,000.01 to $350,000.00              28        9,586,608       5.9
$350,000.01 to $500,000.00             175       72,820,274      45.1
$500,000.01 to $650,000.00              62       35,549,848      22.0
$650,000.01 to $800,000.00              17       12,189,818       7.5
$800,000.01 to $950,000.00              15       13,161,536       8.1
$950,000.01 to $1,100,000.00             5        5,091,714       3.2
$1,100,000.01 to $1,250,000.00           1        1,241,530       0.8
$1,250,000.01 to $1,400,000.00           3        3,936,783       2.4
$1,700,000.01 to $1,850,000.00           2        3,600,000       2.2
$1,850,000.01 to $2,000,000.00           2        3,855,518       2.4
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                        96      $46,714,717     28.9%
1.250% to 1.499%                        15        8,389,983       5.2
1.500% to 1.749%                         1          416,000       0.3
1.750% to 1.999%                         8        4,594,788       2.8
2.000% to 2.249%                         4        5,761,500       3.6
2.500% to 2.749%                         1          399,268       0.2
4.000% to 4.249%                         4        2,578,527       1.6
4.250% to 4.499%                        23       11,494,637       7.1
4.500% to 4.749%                        95       47,422,918      29.3
4.750% to 4.999%                        53       25,748,273      15.9
5.000% to 5.249%                         8        3,675,417       2.3
5.250% to 5.499%                         6        4,428,103       2.7
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                       96      $50,563,503     31.3%
1                                      124       62,560,959      38.7
2                                       79       40,581,001      25.1
3                                       12        6,444,506       4.0
4                                        1          648,972       0.4
7                                        2          825,188       0.5
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                        9       $6,866,542      4.2%
50.001% to 60.000%                      20       14,136,771       8.7
60.001% to 70.000%                      51       29,197,421      18.1
70.001% to 75.000%                      58       30,201,876      18.7
75.001% to 80.000%                     173       80,193,609      49.6
85.001% to 90.000%                       2          866,412       0.5
90.001% to 95.000%                       1          161,500       0.1
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
600 to 619                               2         $552,533      0.3%
620 to 639                              14        5,545,461       3.4
640 to 679                              97       50,762,000      31.4
680 to 699                              52       28,276,819      17.5
700 to 719                              44       21,162,989      13.1
720 to 759                              69       35,569,013      22.0
760 to 799                              34       18,710,316      11.6
800 to 819                               2        1,045,000       0.6
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AZ                                       3       $1,377,864      0.9%
CA                                     229      119,197,964      73.8
CO                                       8        3,569,477       2.2
CT                                       3        1,810,282       1.1
DE                                       1          648,451       0.4
FL                                      40       20,019,539      12.4
HI                                       2        1,261,723       0.8
ID                                       1          441,450       0.3
NC                                       2          946,932       0.6
NV                                       9        3,680,473       2.3
TN                                       4        1,692,725       1.0
UT                                       4        1,389,417       0.9
WA                                       8        5,587,833       3.5
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
115%                                   314     $161,624,130    100.0%
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
COFI 1mo                                17      $10,614,370      6.6%
MTA                                    297      151,009,760      93.4
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
2.001% to 2.250%                         5       $4,403,944      2.7%
2.251% to 2.500%                         9        6,499,634       4.0
2.501% to 2.750%                        35       16,739,207      10.4
2.751% to 3.000%                       162       81,614,462      50.5
3.001% to 3.250%                        85       42,373,893      26.2
3.251% to 3.500%                        17        9,218,732       5.7
3.501% to 3.750%                         1          774,257       0.5
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
8.000% to 8.499%                         1         $348,652      0.2%
9.500% to 9.999%                       311      160,529,289      99.3
10.500% to 10.999%                       2          746,189       0.5
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4          Group 5 - CB MTA/COFI
                          Cut-off - December 1, 2004            Prepay Penalty
==============================================================================


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                      307     $158,335,597     98.0%
2                                        5        1,921,264       1.2
3                                        1          805,000       0.5
4                                        1          562,268       0.3
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                          211     $110,055,601     68.1%
Planned Unit Development                74       37,526,623      23.2
Condominium                             26       12,366,951       7.7
2-4 Family                               3        1,674,955       1.0
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                                295     $152,939,951      94.6%
Investment                              12        5,344,914       3.3
Second                                   7        3,339,265       2.1
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Cash/Out Refi                          150      $76,139,411     47.1%
Purchase                               116       59,050,563      36.5
Rate/Term Refi                          48       26,434,156      16.4
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                 16       $6,265,318      3.9%
Full Doc                                54       26,219,558      16.2
Reduced Doc                            244      129,139,254      79.9
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
Y                                      314     $161,624,130    100.0%
-----------------------------------------------------------------------
Total:                                 314     $161,624,130    100.0%
-----------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4          Group 6 - CB MTA/COFI
                          Cut-off - December 1, 2004          No Prepay Penalty
==============================================================================


--------------------------------------------------------------
Stats
--------------------------------------------------------------
Count:  401
Current Balance:  $222,762,119
Average Current Balance:  $555,517
Gross Weighted Average Coupon:  2.524%
Net Weighted Average Coupon:  2.149%
Weighted Average Expense Rate:  0.376%
Weighted Average Expense Rate - after Reset:  0.376%
Original Term:  360
Remaining Term:  359.20
Age:  0.80
Original Loan-to-Value Ratio:  73.13%
Margin:  2.647%
Net Margin:  2.271%
Non-Zero Initial Periodic Cap:  0.000%
Non-Zero Subsequent Periodic Cap:  0.000%
Lifetime Cap:  8.813%
Maximum Interest Rate:  9.952%
Months to Next Roll:  1.10
FICO Score:  712
Max Zip Code Percentage:  1.230%
Debt-to-Income Ratio:  35.713%
--------------------------------------------------------------


-----------------------------------------------------------------------
Conforming                           Count          Balance   Percent
-----------------------------------------------------------------------
Conforming                               1         $141,500      0.1%
Jumbo                                  400      222,620,619      99.9
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Principal Balance                    Count          Balance   Percent
-----------------------------------------------------------------------
$50,000.01 to $200,000.00                1         $141,500      0.1%
$200,000.01 to $350,000.00              29        9,927,122       4.5
$350,000.01 to $500,000.00             191       80,490,660      36.1
$500,000.01 to $650,000.00             111       63,304,610      28.4
$650,000.01 to $800,000.00              20       14,371,568       6.5
$800,000.01 to $950,000.00              16       14,068,232       6.3
$950,000.01 to $1,100,000.00            15       15,061,243       6.8
$1,100,000.01 to $1,250,000.00           5        5,940,332       2.7
$1,250,000.01 to $1,400,000.00           5        6,521,687       2.9
$1,400,000.01 to $1,550,000.00           4        5,841,425       2.6
$1,550,000.01 to $1,700,000.00           1        1,625,000       0.7
$1,700,000.01 to $1,850,000.00           3        5,468,740       2.5
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Current Rate                         Count          Balance   Percent
-----------------------------------------------------------------------
1.000% to 1.249%                       167      $91,831,044     41.2%
1.250% to 1.499%                        34       17,427,621       7.8
1.750% to 1.999%                        20       12,607,279       5.7
2.000% to 2.249%                         4        4,392,750       2.0
2.750% to 2.999%                         1        1,800,000       0.8
3.500% to 3.749%                         1          448,989       0.2
3.750% to 3.999%                         3        1,320,302       0.6
4.000% to 4.249%                        31       17,727,040       8.0
4.250% to 4.499%                       121       65,775,941      29.5
4.500% to 4.749%                         1          501,203       0.2
4.750% to 4.999%                        18        8,929,950       4.0
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Age                                  Count          Balance   Percent
-----------------------------------------------------------------------
0                                      180     $101,179,146     45.4%
1                                      130       71,761,155      32.2
2                                       77       42,068,155      18.9
3                                       14        7,753,663       3.5
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Original Loan-To-Value Ratio         Count          Balance   Percent
-----------------------------------------------------------------------
0.001% to 50.000%                       10       $7,429,624      3.3%
50.001% to 60.000%                      26       19,170,865       8.6
60.001% to 70.000%                      54       37,241,947      16.7
70.001% to 75.000%                      67       40,559,189      18.2
75.001% to 80.000%                     242      117,439,996      52.7
80.001% to 85.000%                       1          546,933       0.2
85.001% to 90.000%                       1          373,565       0.2
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
FICO Score                           Count          Balance   Percent
-----------------------------------------------------------------------
620 to 639                              12       $5,543,180      2.5%
640 to 679                             100       51,997,421      23.3
680 to 699                              76       40,461,551      18.2
700 to 719                              55       36,067,617      16.2
720 to 759                              92       51,149,038      23.0
760 to 799                              60       33,840,468      15.2
800 to 819                               5        3,332,852       1.5
820 to 839                               1          369,992       0.2
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
States                               Count          Balance   Percent
-----------------------------------------------------------------------
AZ                                       7       $3,733,239      1.7%
CA                                     308      171,346,681      76.9
CO                                       5        2,414,215       1.1
CT                                       1          997,709       0.4
FL                                       5        3,631,588       1.6
HI                                       1          927,784       0.4
IL                                       5        3,238,534       1.5
IN                                       2        1,028,750       0.5
MA                                       5        3,954,209       1.8
MD                                      11        5,432,866       2.4
MI                                       4        1,506,832       0.7
MN                                       3        2,471,689       1.1
MO                                       1          510,000       0.2
NC                                       2          930,000       0.4
NJ                                       5        2,185,618       1.0
NV                                       9        4,106,288       1.8
NY                                       5        2,369,914       1.1
OR                                       1          351,161       0.2
PA                                       1          344,000       0.2
SC                                       1        1,000,000       0.4
TX                                       2          985,682       0.4
UT                                       2          930,038       0.4
VA                                      10        5,026,970       2.3
WA                                       4        2,835,351       1.3
WI                                       1          503,000       0.2
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
NegAm Limit                          Count          Balance   Percent
-----------------------------------------------------------------------
110%                                     5       $2,369,914      1.1%
115%                                   396      220,392,204      98.9
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Index                                Count          Balance   Percent
-----------------------------------------------------------------------
COFI 1mo                                35      $16,422,141      7.4%
MTA                                    366      206,339,977      92.6
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Margin                               Count          Balance   Percent
-----------------------------------------------------------------------
1.501% to 1.750%                         1         $442,983      0.2%
1.751% to 2.000%                         1          448,989       0.2
2.001% to 2.250%                         6        2,625,271       1.2
2.251% to 2.500%                        53       31,289,460      14.0
2.501% to 2.750%                       290      164,840,198      74.0
2.751% to 3.000%                        32       15,061,381       6.8
3.001% to 3.250%                        16        7,130,838       3.2
3.251% to 3.500%                         2          923,000       0.4
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWHL 2005 - 4          Group 6 - CB MTA/COFI
                          Cut-off - December 1, 2004          No Prepay Penalty
==============================================================================


-----------------------------------------------------------------------
Max Rate                             Count          Balance   Percent
-----------------------------------------------------------------------
9.500% to 9.999%                       399     $221,786,119     99.6%
10.000% to 10.499%                       2          976,000       0.4
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Months to Roll                       Count          Balance   Percent
-----------------------------------------------------------------------
1                                      381     $208,870,340     93.8%
2                                        7        4,690,038       2.1
3                                       13        9,201,741       4.1
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Property Type                        Count          Balance   Percent
-----------------------------------------------------------------------
Single Family                          260     $145,022,382     65.1%
Planned Unit Development               110       61,367,207      27.5
Condominium                             26       13,443,452       6.0
2-4 Family                               5        2,929,077       1.3
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Occupancy Code                       Count          Balance   Percent
-----------------------------------------------------------------------
Primary                                366     $204,755,787     91.9%
Investment                              22        9,725,710       4.4
Second                                  13        8,280,622       3.7
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Purpose                              Count          Balance   Percent
-----------------------------------------------------------------------
Purchase                               195     $112,783,190     50.6%
Cash/Out Refi                          144       74,638,803      33.5
Rate/Term Refi                          62       35,340,126      15.9
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Documentation Type                   Count          Balance   Percent
-----------------------------------------------------------------------
Alt Doc                                 26      $13,552,789      6.1%
Full Doc                                73       42,274,348      19.0
Reduced Doc                            302      166,934,981      74.9
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------


-----------------------------------------------------------------------
Prepayment Penalty Flag              Count          Balance   Percent
-----------------------------------------------------------------------
N                                      401     $222,762,119    100.0%
-----------------------------------------------------------------------
Total:                                 401     $222,762,119    100.0%
-----------------------------------------------------------------------



------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------

                                                                   Page 2 of 2